                                                                    Exhibit 10.4


[United Kingdom Form - Early Exercise]



                        ACCENT OPTICAL TECHNOLOGIES, INC.
                              STOCK INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") by and between Accent Optical Technologies, Inc., a Delaware corporation (the "CORPORATION"), and _____________________________ (the "PARTICIPANT") evidences the nonqualified stock option (the "OPTION") granted by the Corporation to the Participant as to the number of shares of the Corporation's Common Stock, $0.00001 par value, first set forth below.

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NUMBER OF SHARES OF COMMON STOCK:(1) ________       AWARD DATE:  _______________

EXERCISE PRICE PER SHARE:(1)         $________   EXPIRATION DATE:(1),(2) _______

VESTING(1),(2) [The Option shall become vested as to one-eighth (1/8th) of the total number of shares of Common Stock subject to the Option on the last day of the sixth month following the month in which the Award Date occurs (the "Initial Vesting Date"). An additional one forty-eighth (1/48th) of the total number of shares of Common Stock subject to the Option shall vest on the last day of each month commencing with the month following the month in which the Initial Vesting Date occurs and for the 41 months thereafter.]
--------------------------------------------------------------------------------

         The Option is granted under the Accent Optical Technologies, Inc. Stock Incentive Plan (the "PLAN") and subject to the Terms and Conditions of Nonqualified Stock Option (the "TERMS") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms and the Plan, specifically acknowledges and agrees to Section 10 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

"PARTICIPANT"                                ACCENT OPTICAL TECHNOLOGIES, INC.,
                                             a Delaware corporation

---------------------------------
Signature
                                             By:
---------------------------------               --------------------------------
Print Name
                                             Its:
---------------------------------                -------------------------------
Address

---------------------------------
City, State, Zip Code

                                CONSENT OF SPOUSE

         In consideration of the Corporation's execution of this Option Agreement, the undersigned spouse of the Participant agrees to be bound by all of the terms and provisions hereof and of the Plan.

----------------------------------                   ----------------------
Signature of Spouse                                  Date


-----------------
(1) Subject to adjustment under Section 4.2 of the Plan.
(2) Subject to early termination under Section 2.6 or 4.2 of the Plan.

                TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION


1.       VESTING; LIMITS ON EXERCISE.

         As set forth on the cover page of this Option Agreement, the Option shall vest in percentage installments of the aggregate number of shares of Common Stock subject to the Option.

         - Cumulative Exercisability. The Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

         - No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

         - Minimum Exercise. No fewer than 100(1) shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2.       CONTINUANCE OF EMPLOYMENT/SERVICE REQUIRED; NO EMPLOYMENT/SERVICE
         COMMITMENT.

         The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Partial employment or service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below, under the Plan, or under the applicable Exercise Agreement (as such term is defined below).

         Nothing contained in this Option Agreement, the Plan, or any Exercise Agreement constitutes an employment or service commitment by the Company, affects the Participant's status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate such employment or service, or affects the right of the Company or any Subsidiary to increase or decrease the Participant's other compensation.

3.       METHOD OF EXERCISE OF OPTION.

         To the extent that the Participant desires to exercise a portion of the Option that is then vested, the Participant shall deliver to the Corporation an executed Exercise Agreement in substantially the form attached hereto as Exhibit A and satisfy the other exercise procedures described below. The Participant also has the right, until the date that is ninety (90) days after the Award Date (the "UNVESTED EXERCISE DEADLINE"), to exercise the unvested portion of the Option. After the Unvested Exercise Deadline, the Option may only be exercised to the extent that it is then vested. To the extent that the Participant desires to exercise a portion of the Option that is not vested, the Participant shall deliver to the Corporation, on or before the Unvested Exercise Deadline, an executed Exercise Agreement in substantially the form attached hereto as Exhibit B and satisfy the other exercise procedures described below. The applicable form of Exercise Agreement is referred to as the "EXERCISE AGREEMENT."

         The Option is exercisable (whether the exercise is with respect to the vested or the unvested portion of the Option, as described above) by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by:

         - delivery of an executed Exercise Agreement in substantially the form attached hereto as Exhibit A or Exhibit B, as applicable (see the Exercise Agreement discussion above), or such other form as the Committee may require from time to time;

         - delivery of an executed Election Agreement in substantially the form attached hereto as Exhibit C or such other form as the Committee may require from time to time (the "ELECTION AGREEMENT");

         - delivery of an executed Securityholders Agreement in substantially the form attached hereto as Exhibit D or such other form as the Committee may require from time to time (the "SECURITYHOLDERS AGREEMENT");

         - payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier's check payable to the order of the Corporation subject to such specific procedures or directions as the Committee may establish;

         - satisfaction of the tax withholding provisions of Section 4.4 of the Plan; and

         -    any written statements or agreements required pursuant to Section
              4.3 of the Plan.

The Committee also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

         - shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six (6) months before they can be used in connection with an exercise of the Option; and/or

         - a note meeting the requirements of Section 1.6 of the Plan (or, in the case of tax loans, Section 4.4.2 of the Plan).

4.       EARLY TERMINATION OF OPTION.

         The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event of:

         - the termination of the Participant's employment or services as provided in Section 2.6 of the Plan, or

         -    the termination of the Option pursuant to Section 4.2 of the Plan.



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

5.       NON-TRANSFERABILITY AND OTHER RESTRICTIONS.

         The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.5 of the Plan. Any shares of Common Stock issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to rights in favor of the Corporation as set forth herein, in the Securityholders Agreement, and in the applicable Exercise Agreement.

6.       SECURITIES LAW COMPLIANCE.

         The Participant acknowledges that the Option and the shares of Common Stock are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act of 1933, and a comparable exemption from qualification under the California Corporate Securities Law, as each may be amended from time to time. The Participant, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation's reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

     - The Participant is acquiring the Option and, if and when he/she exercises the Option, will acquire the shares of Common Stock solely for the Participant's own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the shares within the meaning of the Securities Act, the California Corporate Securities Law, or other applicable state securities laws.

     - The Participant has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any shares of Common Stock purchased upon exercise of the Option. The Participant has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase shares of Common Stock. However, in evaluating the merits and risks of an investment in the Common Stock, the Participant has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

     - The Participant is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying shares of Common Stock to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

     - The Participant understands that any shares of Common Stock acquired on exercise of the Option will be characterized as "restricted securities" under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Participant is familiar.

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


     - The Participant has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), the applicable Exercise Agreement, and the Securityholders Agreement, which are imposed on the Option and any shares of Common Stock which may be acquired upon exercise of the Option.

     - At no time was an oral representation made to the Participant relating to the Option or the purchase of shares of Common Stock and the Participant was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Stock.

7.       LOCK-UP AGREEMENT.

         Neither the Participant (nor any permitted transferee) may, directly or indirectly, offer, sell or transfer or dispose of any of the shares of Common Stock acquired upon exercise of the Option (the "SHARES") or any interest therein (or agree to do any thereof) (collectively, a "TRANSFER") during the period commencing as of 14 days prior to and ending one year, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation's securities of which the Participant has notice. (The term "Participant" includes, where the context so requires, any permitted direct or indirect transferee of the Participant.) The Participant shall agree and consent to the entry of stop transfer instructions with the Corporation's transfer agent against the Transfer of the Corporation's securities beneficially owned by the Participant and shall conform the limitations hereunder and under the Exercise Agreement by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Participant from participating in a registration or a public offering of the Common Stock with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.       PLAN.

         The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof and of this Option Agreement. The Participant acknowledges reading and understanding the Plan and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

9.       ENTIRE AGREEMENT.

         This Option Agreement (including these Terms and together with the forms of Exercise Agreement, Securityholders Agreement and Election Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreements may be amended pursuant to Section 4.5 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof, of the Exercise Agreements, or of the Election Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

10.      SATISFACTION OF ALL RIGHTS TO EQUITY.

         The Option is in complete satisfaction of any and all rights that the Participant may have (under an employment, consulting, or other written or oral agreement with the Company, or otherwise) to receive (1) stock options or a restricted stock award with respect to the Company's securities, and/or (2) any other equity or derivative security in or with respect to the Company. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Participant shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Company. The foregoing notwithstanding, this Section 10 shall not adversely affect the Participant's rights under any prior option or restricted stock agreement under the Plan (provided such agreement is expressly labeled as an option, restricted stock, or award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

11.      GOVERNING LAW; LIMITED RIGHTS; SEVERABILITY.

         11.1. DELAWARE LAW. This Option Agreement and the Exercise Agreements shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

         11.2. LIMITED RIGHTS. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 4.6 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 4.12 of the Plan.

         11.3. ARBITRATION. Any dispute, controversy or claim arising out of or relating to this Option Agreement (including these Terms), the Plan, and/or the applicable Exercise Agreement, their enforcement or interpretation, or because of an alleged breach, default, or misrepresentation in connection with any of their provisions, will be determined exclusively by confidential, final and binding arbitration in Orange County, California, before a sole neutral arbitrator (the "ARBITRATOR") selected from and in accordance with the rules of the American Arbitration Association, and such arbitration shall be conducted in accordance with the provisions of California Civil Procedure Code ss.ss. 1282 - 1284.2 as the exclusive remedy of such dispute. The arbitrator's award in any such proceeding will be final, binding, and conclusive upon the parties, subject only to judicial review provided by statute, and a judgment rendered on the arbitration award can be entered in any state or federal court having jurisdiction thereof. Disputes, controversies or claims subject to final and binding arbitration under this Agreement include, without limitation, all those that could otherwise be tried in court to a judge or jury in the absence of this
Section 11.3. The Participant and the Corporation agree that they each expressly waive any rights to have such matters heard or tried before a judge or jury in another tribunal. Nothing in this Section 11.3, however, shall limit the right of the parties to stipulate and agree to conduct the arbitration before and pursuant to the then existing rules of any other agreed-upon arbitration services provider.

         11.4. COMPLIANCE WITH LAWS; SEVERABILITY. This Option Agreement, the Securityholders Agreement, and the applicable Exercise Agreement are subject to compliance with all applicable laws (including, without limitation, applicable securities laws) as set forth in Section 4.3 of the Plan. If the arbitrator selected in accordance with Section 11.3 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, the applicable Exercise Agreement, the Securityholders Agreement, or the Election Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, the Securityholders Agreement, the Exercise Agreement, or the Election Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, the Securityholders Agreement, the Exercise Agreement and the Election Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties' intent that any court order striking any portion of this Option Agreement, the Plan, the Securityholders Agreement, the Exercise Agreement, or the Election Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

         11.5. STOCKHOLDER APPROVAL. Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Participant under this Option Agreement are subject to approval of the Plan by the Corporation's stockholders (such approval to be obtained in accordance with the terms of the Plan, the Company's Bylaws, and applicable law) within 12 months after the Effective Date of the Plan.

(Remainder of Page Intentionally Left Blank)

                                                                       EXHIBIT A

                        ACCENT OPTICAL TECHNOLOGIES, INC.
                              STOCK INCENTIVE PLAN
                            OPTION EXERCISE AGREEMENT
                           (VESTED PORTION OF OPTION)

         The undersigned (the "PURCHASER") hereby irrevocably elects to exercise his/her right, evidenced by that certain Nonqualified Stock Option Agreement dated as of ____________________ (the "OPTION AGREEMENT") under the Accent Optical Technologies, Inc. Stock Incentive Plan (the "PLAN"), as follows:

         -    the Purchaser hereby irrevocably elects to purchase
              __________________ shares of Common Stock, par value $0.00001 per share (the "SHARES"), of Accent Optical Technologies, Inc., a Delaware corporation (the "CORPORATION"), and

         - such purchase shall be at the price of $__________________ per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 4.4 of the Plan).

         Capitalized terms are defined in the Plan or the Option Agreement if not defined herein.

         1. DELIVERY OF SHARE CERTIFICATE. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:

--------------------------------------------------------------------------------

--------------------.

         2. INVESTMENT REPRESENTATIONS. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by SEC Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in
Section 6 of the "Terms and Conditions of Nonqualified Stock Option" (which are attached to and a part of the Option Agreement, the "TERMS") and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

         The Purchaser acknowledges receipt of the Corporation's condensed consolidated financial information.

         The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for in Section
4.3.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

         3. LIMITATION ON DISPOSITION AND OTHER RESTRICTIONS. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

         - any transfer of the Shares must comply with all applicable laws as set forth in Section 4.3 of the Plan;

         -    in addition to the restrictions on transfer under Sections 1.5 and
              4.3 of the Plan, the Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, other than to the

              Corporation or another stockholder of the Corporation, or as may expressly be permitted in writing by the Corporation or by will or the laws of descent and distribution, at any time prior to the earlier of (a) the Public Offering Date or (b) 24 months after the date of issue;

         - the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in
              Section 7 of the Terms, the share legend requirements of Section
              4.3.3 of the Plan, the foregoing provisions of this Section 3, the provisions of the Securityholders Agreement, and the arbitration provisions of Section 11.3 of the Terms; and

         - as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Committee, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

         4. PLAN AND OPTION AGREEMENT. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan, the Securityholders Agreement, and the Option Agreement (including the Terms), each of which is incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms, the Securityholders Agreement, and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 11.3 of the Terms, and Delaware law shall apply as provided in Section 11.1 of the Terms.

         5. ENTIRE AGREEMENT. This Exercise Agreement, the Option Agreement (including the Terms), the Election Agreement, the Securityholders Agreement, and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 4.5 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

 "PURCHASER"
                                           ACCEPTED BY:
                                           ACCENT OPTICAL TECHNOLOGIES, INC.
---------------------------------
Signature

                                           By:
---------------------------------             ----------------------------------
Print Name
                                           Its:
                                               ---------------------------------
---------------------------------          (To be completed by the corporation
Date                                       after the price (including applicable
                                           withholding taxes), value (if
                                           applicable) and receipt of funds is
                                           verified.)

                                                                       EXHIBIT B

                        ACCENT OPTICAL TECHNOLOGIES, INC.
                              STOCK INCENTIVE PLAN
                            OPTION EXERCISE AGREEMENT
                          (UNVESTED PORTION OF OPTION)

         The undersigned (the "PURCHASER") hereby irrevocably elects to exercise his/her right, evidenced by that certain Nonqualified Stock Option Agreement dated as of ____________________ (the "OPTION AGREEMENT") under the Accent Optical Technologies, Inc. Stock Incentive Plan (the "PLAN"), as follows:

         -    the Purchaser hereby irrevocably elects to purchase
              __________________ shares of Common Stock, par value $0.00001 per share (the "SHARES"), of Accent Optical Technologies, Inc., a Delaware corporation (the "CORPORATION"), and

         - such purchase shall be at the price of $__________________ per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 4.4 of the Plan).

         Capitalized terms are defined in the Plan or the Option Agreement if not defined herein.

         1. INVESTMENT REPRESENTATIONS. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by SEC Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in
Section 6 of the "Terms and Conditions of Nonqualified Stock Option" (which are attached to and a part of the Option Agreement, the "TERMS") and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

         The Purchaser acknowledges receipt of the Corporation's condensed consolidated financial information.

         The Purchaser also understands and acknowledges (a) that the certificates representing the Shares will be legended as provided for below and in Section 4.3.3 of the Plan, and (b) that the Corporation has no obligation to register the Shares or file any registration statement under federal or state securities laws.

         In addition to the share legend(s) provided for in Section 4.3.3 of the Plan, the certificates representing the Shares will bear the following legend:

         "THE SHARES ARE SUBJECT TO THE CORPORATION'S RIGHT TO REPURCHASE THEM UNDER THE CORPORATION'S STOCK INCENTIVE PLAN AND AN AGREEMENT WITH THE CORPORATION THEREUNDER, COPIES OF WHICH ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE CORPORATION."

         2. VESTING. The Shares are being acquired prior to the time that they have become vested in accordance with the terms of the Option Agreement. Accordingly, the Shares are subject to the Corporation's repurchase right set forth in Section 5 below and other restrictions set forth herein. The Shares shall vest, and the Corporation's repurchase right under Section 5 shall lapse, as of the date(s) that the Option would have otherwise become vested as to such

Shares. The maximum number of Shares that may vest on any occasion or event shall not exceed the number of shares that would have otherwise vested on such date under the Option Agreement had the underlying stock option not been exercised early to acquire the Shares. No additional Shares shall vest after the Purchaser's Severance Date.

         3. DELIVERY OF SHARE CERTIFICATE. The Corporation shall issue a certificate or certificates for the Shares, registered in the name of the Purchaser, which certificate(s) shall upon redelivery thereof to the Corporation pursuant to the following provisions of this Section 3 be held by the Corporation until the restrictions on such Shares shall have lapsed and the Shares shall thereby have become vested or the Shares represented thereby are repurchased by the Corporation in accordance with Section 5.

         Upon delivery to the Purchaser of the certificate(s) representing the Shares, the Purchaser shall redeliver such certificate(s) to the Corporation, together with a stock power or stock powers, in blank and in substantially the form attached hereto, with respect to such certificate(s), to be held by the Corporation pursuant to the terms hereof. The Purchaser hereby appoints the Corporation and each of its authorized representatives as the Purchaser's attorney(s)-in-fact to effect any transfer of the Shares that are repurchased by the Corporation in accordance with the terms hereof or related cash, property or rights (including Restricted Property, as such term is defined below) to the Corporation as may be required pursuant to this Exercise Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

         Promptly after the vesting of the Shares in accordance with Section 2 above, a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed or been released or such lesser number as may be permitted pursuant to Section 4.4 of the Plan (tax withholding) shall be delivered to the Purchaser or other person entitled under the terms hereof and of the Plan to receive the shares. The Purchaser or such other person shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 4.3 of the Plan. The Shares so delivered shall no longer be subject to the Corporation's repurchase right under Section 5, but such shares shall continue to be subject to the other restrictions set forth herein, in the Option Agreement, and in the Plan. Vested Shares and any other amounts deliverable pursuant to the Shares shall be delivered and paid only to the Purchaser or the Purchaser's Beneficiary or Personal Representative, as the case may be.

         4. DIVIDEND; VOTING RIGHTS. After the date of issuance of the Shares, the Purchaser shall be entitled to cash dividends and voting rights with respect to the Shares, but such rights shall terminate as to any Shares that are repurchased by the Corporation in accordance with Section 5. Any securities or other property receivable in respect of the Shares by the Purchaser as a result of any dividend or other distribution, conversion or exchange of or with respect to the Shares are, together, referred to as "RESTRICTED PROPERTY." Upon a repurchase of any Shares by the Corporation in accordance with Section 5, the Restricted Property related to such repurchased Shares shall be automatically transferred to the Corporation, without any further action by the Purchaser (or the Purchaser's Beneficiary or Personal Representative, as the case may be) or additional consideration from the Corporation. The Corporation may take any other action necessary or advisable to evidence such transfer. The Purchaser, or the Purchaser's Beneficiary or Personal Representative, as the case may be, shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such Restricted Property to the Corporation.

         5. CORPORATION'S REPURCHASE RIGHT. Subject to the terms and conditions of this Section 5, the Corporation shall have the right (the "REPURCHASE RIGHT") (but not the obligation) to repurchase in one or more transactions in connection with the termination of the Purchaser's employment by or services to the Company, and the Purchaser (or any permitted transferee) shall be obligated to sell any of the Shares that have not, as of the Purchaser's Severance Date, become vested.

         To exercise the Repurchase Right, the Corporation must give written notice thereof to the Purchaser (the "REPURCHASE NOTICE"). The Repurchase Notice is irrevocable by the Corporation and must (a) be in writing and signed by an authorized officer of the Corporation, (b) set forth the Corporation's intent to exercise the Repurchase Right and contain the total number of Shares to be sold to the Corporation pursuant to the exercise of the Repurchase Right, (c) be mailed or delivered to the Purchaser at the Purchaser's address reflected or last reflected on the Corporation's payroll records or delivered to the Purchaser in person, and (d) be so mailed or delivered no later than the ninetieth (90th) day following the Purchaser's Severance Date. If mailed, the Repurchase Notice shall be enclosed in a properly sealed envelope, addressed as aforesaid, and deposited (postage prepaid) in a post office or branch post office regularly maintained by the United States Government. The Repurchase Notice shall be deemed to have been duly given as of the date mailed or delivered in accordance with the foregoing provisions.

         The price per Share to be paid by the Corporation upon settlement of the Corporation's Repurchase Right (the "REPURCHASE PRICE") shall equal the lesser of (a) the price paid by the Purchaser to exercise the stock option and acquire such Share, or (b) the Fair Market Value of a Share determined as of the date of the Call Notice. No interest shall be paid with respect to and no other adjustments (other than adjustments in accordance with Section 4.2.1 of the Plan to reflect stock splits and similar changes in capitalization) shall be made to the Repurchase Price. The closing of any repurchase under this Section 5 shall be at a date to be specified by the Corporation, such date to be no later than 90 days after the Purchaser's Severance Date. The Repurchase Price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness.

         Upon a repurchase of any Shares by the Corporation, such repurchased Shares shall be automatically transferred to the Corporation, without any further action by the Purchaser (or the Purchaser's Beneficiary or Personal Representative, as the case may be). The Corporation may exercise its powers under this Exercise Agreement (including, without limitation, its powers under Section 3) and take any other action necessary or advisable to evidence such transfer. The Purchaser, or the Purchaser's Beneficiary or Personal Representative, as the case may be, shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such repurchased Shares to the Corporation.

         If the Purchaser (or any permitted transferee who is an employee of the Company) ceases to be an employee of the Company and holds Shares as to which the Corporation's Repurchase Right has been exercised, the Purchaser shall be entitled to the value of such Shares in accordance with the foregoing provisions of this Section 5, but (unless otherwise required by law) shall no longer be entitled to participation in the Corporation or other rights as a shareholder with respect to the Shares subject to the repurchase. To the maximum extent permitted by law, the Purchaser's rights following the exercise of the Repurchase Right shall, with respect to the repurchase and the Shares covered thereby, be solely the rights that he or she has as a general creditor of the Corporation to receive payment of the amount specified above in this Section 5.

         The Repurchase Right is in addition to, and not in lieu of, any right that the Corporation may have under the Securityholders Agreement.

         6. LIMITATION ON DISPOSITION AND OTHER RESTRICTIONS. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

         - any transfer of the Shares must comply with all applicable laws as set forth in Section 4.3 of the Plan;

         -    in addition to the restrictions on transfer under Sections 1.5 and
              4.3 of the Plan, the Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, other than to the Corporation or another stockholder of the Corporation, or as may expressly be permitted in writing by the Corporation or by will or the laws of descent and distribution, at any time prior to the later of: (a) the time that they become vested in accordance with
              Section 2, or (b) the earlier of the Public Offering Date or 24 months after the date of issue;

         - any Restricted Property in respect of the Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution, until the time that the Shares to which the Restricted Property relates become vested in accordance with Section 2.

         - the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in
              Section 7 of the Terms, the share legend requirements of Section
              4.3.3 of the Plan and Section 2 above, the Corporation's repurchase right set forth in Section 5, the foregoing provisions of this Section 6, the Securityholders Agreement, and the arbitration provisions of Section 11.3 of the Terms; and

         - as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Committee, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

         7. PLAN AND OPTION AGREEMENT. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan, the Securityholders Agreement, and the Option Agreement (including the Terms), each of which is incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Exercise Agreement shall be submitted to arbitration in accordance with Section 11.3 of the Terms, and Delaware law shall apply as provided in Section 11.1 of the Terms.

         8. ENTIRE AGREEMENT. This Exercise Agreement, the Option Agreement (including the Terms), the Securityholders Agreement, the Election Agreement, and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Exercise Agreement may be amended pursuant to Section 4.5 of the Plan.

Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

         THE COMPANY HAS MADE AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF, OR REGARDING THE TAX, FINANCIAL AND OTHER CONSEQUENCES OF, AN ELECTION TO PURCHASE THE SHARES PRIOR TO THE TIME(S) THAT THEY HAVE BECOME VESTED UNDER THE OPTION AGREEMENT. THE PARTICIPANT HAS AND WILL RELY UPON THE ADVICE OF HIS/HER OWN LEGAL COUNSEL, TAX ADVISORS, AND/OR INVESTMENT ADVISORS WITH RESPECT TO (1) THIS PURCHASE AND (2) THE ADVISABILITY OF AND PROCEDURES FOR MAKING AN ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, WITH RESPECT TO THIS PURCHASE AND THE RISKS, POTENTIAL BENEFITS, AND CONSEQUENCES OF SUCH AN ELECTION. THE PURCHASER IS NOT RELYING ON ANY REPRESENTATIONS OR STATEMENTS MADE BY THE COMPANY OR ANY OF ITS AGENTS. THE PURCHASER ACKNOWLEDGES THAT, UNDER APPLICABLE LAW, IF HE OR SHE DECIDES TO MAKE AN ELECTION UNDER SECTION 83(b) OF THE CODE WITH RESPECT TO THIS PURCHASE, SUCH ELECTION MUST BE MADE WITHIN 30 DAYS OF THE DATE OF THIS PURCHASE.

"PURCHASER"                                ACCEPTED BY:
                                           ACCENT OPTICAL TECHNOLOGIES, INC.

---------------------------------
Signature                                  By:
                                              ----------------------------------
                                           Its:
---------------------------------              ---------------------------------
Print Name
                                           (To be completed by the corporation
                                           after the price (including applicable
---------------------------------          withholding taxes), value (if
Date                                       applicable) and receipt of funds and
                                           required Stock Poweris verified.)

                                CONSENT OF SPOUSE

         In consideration of the Corporation's execution of the Option Agreement and granting my spouse the right to purchase stock prior to the time at which the related stock option was vested, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights that I may have under the Option Agreement, this Exercise Agreement, and/or the Plan, and I agree to be bound by the provisions of the terms and provisions hereof insofar as I may have any rights under any of such documents or with respect to any shares or other securities issued with respect thereto.

----------------------------------                   ----------------------
Signature of Spouse                                  Date

                                  STOCK POWER*


         For value received, ____________________________ (the Purchaser identified in the related Exercise Agreement), hereby sells, assigns and transfers to ___________________________, an aggregate _______ shares of Common Stock, par value $0.00001 per share, of Accent Optical Technologies, Inc., a Delaware corporation (the "Corporation"), represented by stock certificate number(s) ________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints the Secretary of the Corporation as his attorney in fact and agent to transfer such shares on the books of the Corporation with full power of substitution in the premises.

Dated:
       ----------------


                                             ---------------------------------
                                             Signature

                                             ---------------------------------
                                             Print Name





-------------
* Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise its repurchase right set forth in the related Exercise Agreement without requiring additional signatures from the Purchaser.

                                                                      EXHIBIT  C

                        ACCENT OPTICAL TECHNOLOGIES, INC.
                              STOCK INCENTIVE PLAN

            ELECTION TO TRANSFER THE LIABILITY FOR SECONDARY NATIONAL
                 INSURANCE CONTRIBUTIONS ON STOCK OPTION GAINS


         This Election Agreement is between _______________________ (the "OPTIONHOLDER") and Accent Optical Technologies, Inc. (the "COMPANY").

BACKGROUND

         This Election Agreement sets out additional terms which the Optionholder must satisfy if the Optionholder is to exercise all or any portion of the stock option that he or she has been granted by the Company under the Accent Optical Technologies, Inc. Stock Incentive Plan (the "PLAN"). This Election Agreement is subject to the provisions of the Plan, the applicable Nonqualified Stock Option Agreement that evidences the option, and the Option Exercise Agreement attached to such Nonqualified Stock Option Agreement.

SCOPE OF ELECTION

         The purpose of this Election Agreement is to transfer from the Company to the Optionholder 100% of the liability for secondary Class 1 National Insurance contributions ("the Employer's Contributions") under section 4(4)(a) of the United Kingdom Social Security Contributions and Benefits Act 1992 (the "SSCBA") which may arise in connection with the exercise of stock options granted under the Plan, in accordance with the provisions of paragraph 3B of
Schedule 1 to the SSCBA.

         Once the Optionholder and the Company have signed this Election Agreement, the above liability for the Employer's Contributions arising on the exercise of stock options granted to the Optionholder under the Plan will pass to the Optionholder. The Optionholder's election on and pursuant to this Election Agreement will apply with respect to (1) all stock options granted to the Optionholder by the Company under the Plan on or before the date hereof, and
(2) unless the Optionholder gives written notice to the Company to the contrary prior to the applicable date of grant, all stock options granted to the Optionholder by the Company under the Plan after the date hereof.

         The Optionholder further agrees to pay to the Company any PAYE liability arising in relation to his or her stock options or the exercise thereof to the extent permitted by law. For these purposes, "PAYE" means Income Tax and Class 1 Primary National Insurance Contributions payable by the Company to the United Kingdom Inland Revenue arising in relation to the gains made on the exercise of an stock option granted under the Plan.

         The Company may recover from the Optionholder the amount of the Employer's Contributions and PAYE liability by either: (1) requiring the Optionholder to pay, prior to the exercise of the stock option, the amount of such liability to the Company in cash or by certified or cashier's check payable to the order of the Company; or (2) reducing the number of shares of stock otherwise deliverable upon exercise of the option by the appropriate number of shares (valued at their then "Fair Market Value," as such term is defined in the Plan) to satisfy such liability. If the Optionholder has not arranged with the Company, prior to the exercise of the option, to satisfy his or her obligations as described in clause (1) above, the Company shall use the recovery method described in clause (2) above; provided, however, that the Company may, in its discretion, require the Optionholder to satisfy his or her obligations as described in clause (1) above. The Company will withhold shares as described in clause (2) above and remit the amount of the PAYE and Employer's Contributions obligations from its own assets or remit the amount of cash received from the Optionholder as described in clause (1) above to the Inland Revenue in satisfaction of the Optionholder's liability, as applicable.

         This Election Agreement will cease to have continuing effect if the Company revokes it or if the Inland Revenue withdraws its approval. In both cases, the Company will notify the Optionholder accordingly.

ACCEPTANCE

         In making this election, the Optionholder agrees to be bound by its terms. In addition, the Optionholder agrees to the above transfer of the Employer's Contributions liability and also to arrangements for the recovery of that liability. In making this election, the Optionholder further agrees to sign any additional agreement(s) that the Company may require in order to effect the transfer of the liability as herein described.

           The Company agrees to be bound by the terms of this election and agrees to remit sums withheld in accordance with the foregoing to the Inland Revenue.

"PURCHASER"                                ACCEPTED BY:
                                           ACCENT OPTICAL TECHNOLOGIES, INC.
---------------------------------
Signature                                  By:
                                              ---------------------------------
                                           Its:
---------------------------------             ---------------------------------
Print Name

                                           (To be completed by the corporation
---------------------------------          after the price (including applicable
Date                                       withholding taxes), value (if
                                           applicable) and receipt of funds is
                                           verified.)

                                                                       EXHIBIT D

                            SECURITYHOLDERS AGREEMENT







                                       1